UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2024

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
7700 Mills Civic Pkwy
West Des Moines, Iowa 50266
1-(888) 266-8489

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C	ATHPrC	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 7.75% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.

On February 12, 2024, Athene Holding Ltd. (the “Company”) made available on its website the Company’s financial supplement for the fourth quarter ended December 31, 2023, furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

The foregoing information, including the Exhibit referenced in this Item 2.02, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing or other document, except as shall be expressly set forth by specific reference in such a filing or document.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2024, Bogdan Ignaschenko was appointed to the Board of Directors (“Board”) of the Company, effective immediately.

Mr. Ignaschenko entered into a standard indemnification agreement with the Company, as more fully described under the caption “Indemnification of Directors” on page 66 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the US Securities and Exchange Commission on March 1, 2023 (“Annual Report”).

Mr. Ignaschenko is Partner at Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”). As an employee of Apollo, Mr. Ignaschenko will not receive compensation for his services as a director of the Company, consistent with the treatment of the Company’s other directors who are employees of Apollo.

There are no arrangements or understandings between Mr. Ignaschenko and any person pursuant to which Mr. Ignaschenko was selected as a director. Various affiliates of Apollo, of which Mr. Ignaschenko is Partner, directly or indirectly manage investment funds and direct investments, some of which have engaged in transactions with the Company. Certain members of the Board may directly receive carried interest or may receive a portion of the carried interest that Apollo receives from fund investments in which the Company is invested. Certain directors may invest in fund investments in which the Company has invested. These transactions, and the relationships between the Company and Apollo and its affiliates, are set forth in the section titled “Certain Relationships and Related Transactions, and Director Independence” in the Company’s Annual Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Quarterly Financial Supplement for Athene Holding Ltd. for the fourth quarter 2023 (furnished and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date:	February 12, 2024	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer